SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                 AUGUST 25, 2004
                                (Date of Report)

                                 AUGUST 13, 2004
                        (Date of Earliest Event Reported)

                                LUCY'S CAFE, INC.
             (Exact Name of Registrant as Specified in its Charter)

               NEVADA                   333-88278               88-0476779
    (State or other jurisdiction     Commission File     (IRS Employer I.D. No.)
         of incorporation)               Number

             NEW ADDRESS IS 2050 RUSSETT WAY, CARSON CITY, NV 89703
                    (Address of Principal Executive Offices)

                                  760-944-9215
                         (Registrant's Telephone Number)

                   500 I STREET, SACRAMENTO, CALIFORNIA 95814
          (Former Name or Former Address, if Changed Since Last Report)


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

ITEM  5.01.  CHANGES  IN  CONTROL  OF  REGISTRANT

On August 13, 2004 the Company's Chief Finanacial Officer, Zagros Shahvaran paid consideration of $200.00 to the Company's Chief Executive Officer, Manijeh Shahvaran for all 3,450,000 shares of her beneficially owned common stock in Lucy's Cafe. The 3,450,000 shares represent 63.1% of the issued and outstanding shares of the Company's common stock. The following table lists beneficial ownership, in shares and percentage, before and after the transaction:



 BEFORE TRANSACTION ON AUGUST 13, 2004     AFTER TRANSACTION ON AUGUST 13, 2004
 -------------------------------------     ------------------------------------

Zagros Shahvaran.  Manijeh Shahvaran   Zagros Shahvaran   Manijeh Shahvaran
-----------------  ------------------  -----------------  ------------------
  10,000 shares     3,450,000 shares   3,460,000 shares         0 shares
-----------------  ------------------  -----------------  ------------------
     .2%                63.1%              63.3%                0%
-----------------  ------------------  -----------------  ------------------


Upon completion of the above transaction, Manijeh Shahvaran resigned as Chief Executive Officer and Zagros Shahvaran became the sole Officer and Director of the Company.

                                   SIGNATURES

In accordance with the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   LUCY'S  CAFE,  INC.



Date: August 25, 2004              By:  /s/ Zagros  Shahvaran
                                   ------------------------------
                                   Zagros  Shahvaran
                                   Chief  Executive  Officer  and
                                   Chief  Financial  Officer


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